Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rain Enhancement Technologies Holdco, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Oanh Truong, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2025
	By:	/s/ Oanh Truong
Name: Oanh Truong
Title: Interim Chief Financial Officer
(Principal Financial and Accounting Officer)